UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): December 5, 2008


                           EASTGROUP PROPERTIES, INC.
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)


          Maryland                      1-07094                   13-2711135
          --------                      -------                   ----------
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)

        300 One Jackson Place, 188 East Capitol Street, Jackson, MS 39201
        -----------------------------------------------------------------
          (Address of Principal Executive Offices, including zip code)

                                 (601) 354-3555
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
            Year.

On December 5, 2008, the Company's  Board of Directors  approved an amendment to
Section 12 of Article II of the Bylaws of the Company to require shareholders proposing a nominee for director or other business to disclose its full economic interest in the Company and to clarify that Section 12 applies to all shareholder proposals. A restatement of the Bylaws is attached hereto as Exhibit
3.1 and incorporated herein by reference.

On and effective December 9, 2008, the Company filed Articles Supplementary with the State Department of Assessments and Taxation of Maryland certifying that its Board of Directors, by duly adopted resolutions, (i) reclassified and designated its 600,000 shares of Series C Preferred Stock, $.0001 par value per share into 600,000 shares of Common Stock, $.0001 par value per share, of the Company and
(ii) reclassified and designated its 1,320,000 shares of 7.95% Series D Cumulative Redeemable Preferred Stock into 1,320,000 shares of Common Stock of the Company. A copy of the Articles Supplementary is attached hereto as Exhibit
3.2 and incorporated herein by reference.

ITEM 9.01   Financial Statements and Exhibits.

(d)  Exhibits.

3.1 Amendment to Bylaws of EastGroup Properties, Inc. dated as of December 5, 2008.

3.2 Articles Supplementary of EastGroup Properties, Inc. dated as of December 9, 2008.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 9, 2008

                                   EASTGROUP PROPERTIES, INC.


                                   By: /s/ N. KEITH MCKEY
                                       ------------------------
                                       N. Keith McKey
                                       Executive Vice President,
                                       Chief Financial Officer, Secretary and
                                       Treasurer


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